IRA Ideal!


                             Defined Asset Funds(SM)

Focus Series
The 1999 International Year-Ahead Portfolio

[ML Logo] Merrill Lynch

1999 is a new year... Why not consider a portfolio based on the 1999 stock selections from the top-ranked research team? The 1999 Year-Ahead International Portfolio can help you get the coming investment year into focus.

Make Your Resolution
To Think Ahead.

An investment strategy should never be static. As your life changes, so should your portfolio. At Merrill Lynch, we believe in the importance of on-going communication between you and your Financial Consultant. Will your investment goals be the same next year? How about your tolerance for risk and your time horizon? Your Financial Consultant will be happy to help you think ahead by analyzing these important questions, and coming up with informed solutions.

About Defined Asset Funds--
Time in The Market

We believe that the disciplined strategy of buying and holding securities with a long-term view can help in meeting our investors' needs. For income, growth or total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds. If you are also interested in U.S. investments, the Domestic Year-Ahead Portfolio is available along with our entire family of Defined Portfolios.

The Portfolio

The Defined Asset Funds(SM) 1999 Year-Ahead International Portfolio seeks capital appreciation by investing for approximately one year in a Portfolio of international common stocks from eight different countries. The Portfolio was selected for potential growth in 1999 by the Merrill Lynch Global Research and Economics Group.


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The Strategy

The 1999 Year-Ahead International Portfolio offers a "buy and hold" strategy of investing for approximately one year in a list of stocks selected by Merrill Lynch Global Research. After one year, a new Portfolio is researched and compiled based on a similar selection process. You can reinvest each year into a successor Portfolio, if available, or you can redeem your investment. We believe more consistent results are likely if the strategy is followed for at least three to five years.

Why Invest Internationally?

In recent years, many American investors have begun investing globally to seek diversification and additional investment opportunities outside the U.S. After all, U.S. capital markets today represent less than 50% of total world capitalization-- compare that to over 65% in 1970.

Defined Advantages

o Purchase Options. You can get started with about $250 and discounts are available for volume purchases of $50,000 or more.

o Convenience. There's no need for multiple security purchases. This Portfolio offers diversification, with only one purchase.

o Daily Liquidity. You can sell back your investment at any time at the then-current net asset value, which may be more or less than your original cost.

o No Sell Decisions. You're buying and holding for approximately one year.

International Year-Ahead Portfolio-- 1999


Company                           Description
-------------------------------------------------------------------------------
United Kingdom/Continental Europe (59% of the Portfolio)
-------------------------------------------------------------------------------
France
-------------------------------------------------------------------------------


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Cap Gemini SA                Europe's largest information technology firm
                             providing a complete range of computer services
                             including systems integration, outsourcing,
                             software development and consulting. As the most
                             dominant information technology firm in the
                             European market, it is in a good strategic position
                             to take advantage of its size in this fragmented
                             market.
Germany
Volkswagen AG                Volkswagen Group is the largest vehicle
                             manufacturer in Western Europe and in 1988
                             became the largest worldwide.  Its four main
                             divisions are "Volkswagen," "Audi," "Seat" and
                             "Skoda." It has also acquired the "Bentley,"
                             "Rolls- Royce," "Bugatti" and "Lamborghini" brands
                             and has just reintroduced the "Beetle."
Italy
Telecom Italia SpA           The incumbent telephone operator in Italy, it owns
                             55% of Telecom Italia Mobile, the largest cellular
                             telephone operator in Europe. Other subsidiaries
                             include telecom equipment manufacturer SIRTI and
                             computer supplier Finsiel. It is also a provider of
                             internet and satellite services in Italy.
Netherlands
Royal Dutch Petroleum        A premier international oil company which derives
Company                      income from its 60% ownership of the Royal
                             Dutch/Shell Group of companies. Involved in
                             all phases of the petroleum industry from
                             exploration to final processing and delivery.
Spain
"Argentaria SA"              One of the four largest commercial banks
                             in Spain offering retail, corporate and
                             international banking along with funds
                             management and insurance services. The company is refocusing strongly on the retail market in Spain from its past wholesale bias.
United Kingdom


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Vodafone Group PLC           Britain's largest cellular telecommunications
                             company with a 35% market share and nearly 7.3 million subscribers including U.K.-based and overseas customers.

Siebe PLC                    The world's largest producer of appliance and
                             climate control systems. It also manufactures computer-based industrial automation equipment, semiconductor surge protection devices, safety shutdown systems and air compressors. Its proposed merger with BTR, one of Britain's leading industrial manufacturing companies, would create the world's leader in the process controls and automation industry.

Japan (25% of the Portfolio)

Sony Corporation             A pre-eminent manufacturer of consumer
                             electronics and multimedia entertainment in the world. Products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals and telecommunication equipment. Entertainment assets include "Columbia/Epic" record labels,
                             "Columbia/Tri Star Pictures" and "Playstation" videogame console.

The Bank of Tokyo-           Formed by the merger of the Bank of Tokyo and
Mitsubishi, Ltd.             Mitsubishi Bank in April 1996, it is the world's
                             largest bank, with total assets close to US
                             $700 billion. It is also one of the strongest banks in Japan in terms of asset quality, profitability and reserve coverage of bad debts.

Yamanouchi                   The third largest pharmaceutical company in Japan.
Pharmaceutical               Its research and development facilities in Europe
Company, Ltd.                have had nine out of the current 15 projects start
                             clinical trials in the past year with several new drugs to be introduced in 1999 including
                             "Starsis," a drug for Type II diabetes,
                             applications for "Lipitor" (licensed from
                             Warner-Lambert) and "Bisphonal" for
                             osteoporosis.

China (16% of the Portfolio)

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China Telecom (Hong          The cellular arm of the Chinese government,
Kong) Limited                providing cellular communications services in the
                             Guangdong and Zhejiang provinces in the
                             People's Republic of China. With a market share over 96%, it is the leading cellular carrier in Asia.

HSBC Holdings PLC            The holding company for the HSBC Group, one of
                             the best banks in the world and one of the strongest in terms of regulatory capital. The
                             Group is an international banking and financial services organization with operations in the Asia-Pacific region, Europe, the Middle East and the Americas.


Merrill Lynch
Research:
A Reputation for
Excellence

With 500 equity research analysts globally, Merrill Lynch has earned its reputation as a world-class research organization. Its Global Research team provides in-depth coverage of more than 4,000 companies in 53 countries worldwide.

For each of the last four years, Merrill Lynch was awarded the top rank in Institutional Investor's "All-America Research Team" survey of equity analysts based on the total number of team analysts.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your Merrill Lynch Financial Consultant will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks generally associated with international equity investments, including higher price volatility, currency fluctuations and political developments.

o The Portfolio is not appropriate for investors seeking preservation of capital or high current income.


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o        The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that stock prices will not decrease.

o The Portfolio should not be considered a complete equity investment program, and may be considered speculative.

o        There can be no assurance that the Portfolio will meet its objective.

o This Portfolio may be considered concentrated in the banking/financial industry and in stocks of Japanese issuers.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you net of the deferred sales charge and the charge for organization costs, after the initial offering period. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio's life.


                                          As a % of Public       Amount per
                                          Offering Price         1,000 Units
------------------------------------------------------------------------------
Initial Sales Charge                          1.00%                 $10.00
Deferred Sales Charge                         1.75%                 $17.50
Maximum Sales Charge                          2.75%                 $27.50
Estimated Annual Expenses                     .207%                 $ 2.05
(as a % of net assets)


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Estimated Organization Costs                                        $ 2.58

If you sell your units before termination, the remaining balance of your deferred sales charge is deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


                Amount Purchased                  Total Sales Charge as a % of
                                                     Public Offering Price
------------------------------------------------------------------------------
Less than $50,000                                               2.75%
$50,000 to $99,999                                              2.50%
$100,000 to $249,999                                            2.00%
$250,000 to $999,999                                            1.75%
$1,000,000 or more                                              1.00%

Defined Asset Funds(SM)

Buy With Knowledge o  Hold With Confidence

Equity Investor Funds

Other Merrill Lynch Research-Based Funds

1999 Year-Ahead Domestic Portfolio
Defined Technology Portfolio(SM)
Financial Portfolio
Health Care Portfolio

Select Series

Principled Values Portfolio(SM)
Select Ten Portfolio (DJIA)


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United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio
Western Premier Portfolio

Index Series

S&P 500 Index Trust
S&P MidCap Index Trust

Fixed-Income Funds
Corporate Funds
Government Funds
Municipal Funds

The Time To Think Ahead Is Now!

Call your Merrill Lynch Financial Consultant for a free prospectus containing more complete information, including all risks, sales charges and expenses and the special considerations associated with international investing. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

[Logo] printed on Recycled paper                                  32718BR-12/98

    (C)1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC.


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